SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  May 16, 1996
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                           United Vanguard Homes, Inc.
             (Exact name of registrant as specified in its charter)


     Delaware                     0-5097                 11-2032899
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(State or other jurisdiction    (Commission             (IRS Employer
   of incorporation)            File Number)          Identification No.)

                  4 Cedar Swamp Road, Glen Cove, New York 11542
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                     Address of principal executive offices


Registrant's telephone number, including area code: (516) 759-1188
                                                    --------------


                                       N/A
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                (Former name or former address, if changed since
                                 last report.)

     ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On May 16, 1996, the Registrant dismissed Farber, Blicht & Eyerman, LLP ("Farber") as its independent accountants subject to the completion by Farber of its audit for the nine month period ended December 31, 1995. The Registrant's Board of Directors approved such dismissal. Farber's accountant's report on the financial statements of the Registrant for the past two years did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. There were no other reportable events or disagreements with Farber to report in response to Item 304(a) of Regulation S-K, ss. 229.304(a).

     On May 16, 1996, Grant Thornton LLP was engaged as new independent accountants to the Registrant with respect to the fiscal year ended March 31, 1996.

     ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     Exhibit 16 - Letter, dated May 23, 1996 from Farber, Blicht & Eyerman, LLP to the Securities and Exchange Commission.



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
                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            UNITED VANGUARD HOMES, INC.



Dated: May 23, 1996                         By:  /s/ Carl G. Paffendorf
                                                 -------------------------------
                                                 Carl G. Paffendorf
                                                 Chairman of the Board and Chief
                                                 Executive Officer


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